UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2024

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road - Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K filed by Nightfood Holdings, Inc. (the “Company”) on September 10, 2024 (the “Original 8-K”) is being filed to disclose the execution of the First Amendment to the Share Exchange Agreement (the “Amendment”), dated December 10, 2024.

The Amendment modifies certain terms of the original Share Exchange Agreement, as described in the Original 8-K. These modifications update the methodology for calculating the number of shares to be issued, while the purchase price remains unchanged. No other changes have been made to the disclosures in the Original 8-K, which continue to be accurate as of the date of its filing.

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2024, the Company, Future Hospitality Ventures Holdings, Inc., SWC Group, Inc., and Sugarmade, Inc. entered into the Amendment, which modifies certain terms of the Share Exchange Agreement dated September 4, 2024 (the “Agreement”), previously disclosed in the Original 8-K.

The Amendment modifies the method for calculating the number of shares to be issued under the Agreement. Under the revised terms, the share issuance will be determined based on the 90-day Volume Weighted Average Price (VWAP) of the Company’s common stock as of December 4, 2024.

Except as expressly amended, all other terms and conditions of the Agreement remain unchanged and in full force and effect. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
10.1	First Amendment to the Share Exchange Agreement dated December 10, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nightfood Holdings Inc.

By:	/s/ Lei Sonny Wang
Name:	Lei Sonny Wang
Title:	Chief Executive Officer

Date: December 19, 2024

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